UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2026

NEW ERA ENERGY & DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-42433	99-3749880
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 N. Loraine Street, Suite 1324 Midland, TX 79701
(Address of principal executive office and Zip Code)

(432) 695-6997
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NUAI	The Nasdaq Stock Market LLC
Warrants	NUAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Special Warranty Deeds

On March 25, 2026, Texas Critical Data Centers LLC (“TCDC”), a wholly owned subsidiary of New Era Energy & Digital, Inc. (the “Company”), and Odessa Industrial Development Corporation, d/b/a Grow Odessa (“Grow Odessa”), entered into (i) an amendment to that certain Special Warranty Deed recorded as Document No. 2025-00014469 in the Official Public Records of Ector County, Texas and (ii) an amendment to that certain Special Warranty Deed recorded as Document No. 2025-00024528 in the Official Public Records of Ector County, Texas (collectively, the “Deed Amendments”), providing for, among other things, the elimination of certain rights of Grow Odessa to repurchase the property described in the Special Warranty Deeds from TCDC. In connection with the Deed Amendments, TCDC agreed to pay Grow Odessa an aggregate amount equal to $4,347,500, of which $3,347,500 is payable in the form of a promissory note (the “Promissory Note”) and $1,000,000 is payable in cash.

The foregoing description of the Deed Amendments and the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Deed Amendments and the Promissory Note, copies of which are filed herewith as Exhibit 4.1, 10.1 and 10.2 and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On March 31, 2026, pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated January 16, 2026, by and between the Company and SharonAI, Inc. (“SharonAI”), the Company issued 2,091,351 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), to SharonAI as part of the aggregate purchase price under the Purchase Agreement. The shares of Common Stock were issued to SharonAI upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Promissory Note, dated March 25, 2026.
10.1	Amendment to Special Warranty Deed (235 Acres), dated March 25, 2026, by and between Texas Critical Data Centers LLC and Odessa Industrial Development Corporation d/b/a Grow Odessa.
10.2	Amendment to Special Warranty Deed (205 Acres), dated March 25, 2026, by and between Texas Critical Data Centers LLC and Odessa Industrial Development Corporation d/b/a Grow Odessa.
EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW ERA ENERGY & DIGITAL, INC.

Date: March 31, 2026

	By:	/s/ E. Will Gray II
E. Will Gray II
Chief Executive Officer

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